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451734107                                                        Page  15 of 15
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         EXHIBIT 1
         to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13D-1(k)(1)

             The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  November 22, 2005.

                                        GENERAL ATLANTIC LLC

                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:   Matthew Nimetz
                                             Title:  Managing Director


                                        GENERAL ATLANTIC PARTNERS 82, L.P.

                                        By:     General Atlantic LLC,
                                                Its general partner

                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:   Matthew Nimetz
                                             Title:  Managing Director


                                        GAP COINVESTMENTS III, LLC

                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:   Matthew Nimetz
                                             Title:  Managing Director


                                        GAP COINVESTMENTS IV, LLC

                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:   Matthew Nimetz
                                             Title:  Managing Director


                                        GAPSTAR, LLC

                                        By:     General Atlantic LLC,
                                                Its sole member

                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                             Name:   Matthew Nimetz
                                             Title:  Managing Director